                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 4, 2001
                                                          ---------------


                                  ASPEON, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              DELAWARE                 000-21477            52-1945748
     -----------------------------------------------------------------------
     (STATE OR OTHER JURISDICTION    (COMMISION FILE    (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)


                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
                -------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On January 4, 2001, the registrant issued the press release attached as Exhibit 99.1 reporting that it had received notification that the Nasdaq Listing Qualifications Panel had delisted the registrant's securities from the Nasdaq Stock Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibit is filed as a part of this report.

         99.1     Press Release dated January 4, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 8, 2001               ASPEON, INC.


                                       By: /s/  Richard P. Stack
                                           -----------------------
                                           Richard P. Stack
                                           Chief Executive Officer and President



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION

99.1                       Press Release dated January 4, 2001